Q2 2026 INVESTOR PRESENTATION July 29, 2026 NYSE: SPNT

Basis of Presentation and Non-GAAP Financial Measures: Unless the context otherwise indicates or requires, as used in this presentation references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this presentation and, unless otherwise indicated, percentages presented in this presentation are approximate. In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio, attritional loss ratio and combined ratio ex. catastrophe losses are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the run off business. Book value per diluted common share excluding accumulated other comprehensive income (loss) ("AOCI") and tangible book value per diluted common share, as presented, are non-GAAP financial measures and the most directly comparable U.S. GAAP measure is book value per diluted common share. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates. Management believes the effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Operating net income, Core Operating net income, Operating earnings per share and Core Operating earnings per share are non-GAAP financial measures and the most directly comparable U.S. GAAP measures are net income and diluted earnings per share. Operating net income excludes items which we believe are not indicative of the operations of our operating businesses, including realized and unrealized gains (losses) on strategic and other investments and liability-classified capital instruments, non-recurring costs associated with acquisitions or sales of subsidiaries, income (expense) related to loss portfolio transfers, deferred tax assets attributable to the enactment of the Bermuda corporate income tax, development on COVID-19 reserves resulting from the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024, and foreign exchange gains (losses). Core Operating net income also excludes the Corporate (run off) business. We believe it is useful to review Operating net income and Core Operating net income as it better reflects how we view the business, as well as provides investors with an alternative metric that can assist in predicting future earnings and profitability that are complementary to GAAP metrics. Operating ROE is calculated by dividing annualized Operating net income for the period by average common shareholders’ equity, excluding AOCI, and after adjusting for the above noted items to arrive at Operating net income. Core Operating ROE also excludes the results of the Corporate (run off) business. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is contained in our Form 10-Q, Earnings Release or Financial Supplement for the quarter ended June 30, 2026 and in Appendices B1-5 on slides 32-36 in this deck. Safe Harbor Statement Regarding Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this presentation is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “targets,” “estimates,” “expects,” “assumes,” “continues,” “guidance,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. These risks and uncertainties include, but are not limited to, the "Risk Factors" described in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Appendix A5 on slide 30 contains a glossary of abbreviated terms. 2 DISCLAIMER

AGENDA 3 Highlights & Strategic Update Scott Egan, Group CEO Second Quarter & Half Year Financial Results Jim McKinney, Group CFO Q&A

Highlights & Strategic Update

SIRIUSPOINT OVERVIEW

Drive excellence as a **best-in-class specialty underwriter**, with a **diverse** and **low-volatility** portfolio, that targets a **12-15% ROE across the cycle**



Property Cat Re
Marine & Energy
Aviation
Surety
Credit
Other Casualty
FinPro
Other Property
General Liability
Accident & Health
4%
5%
6%
6%
6%
7%
8%
10%
21%
27%
Gross Written Premium[1]
$3.8bn

- Relentless Focus on Underwriting
- Disciplined and Agile Capital Allocator
- Dynamic Multi-Channel Global Access
- Strong Balance Sheet with Robust Risk Management

Upgraded to A by S&P, AM Best and Fitch in 2026

Total Capitalization[2]	Total Investments	Total Assets	BSCR Ratio[3]	Financial Strength Rating[4]
$3.0bn	$6.3bn	$12.7bn	239%	A (Stable)

Notes: [1] Core Gross Written Premium on a Last Twelve Months basis. [2] Represents total shareholders' equity plus debt capital. [3] SiriusPoint Group Bermuda Solvency Capital Ratio calculated as available economic capital and surplus divided by the enhanced capital requirement. Q2'26 figure is an estimate. [4] Financial Strength Ratings and outlook according to Fitch, AM Best and S&P. Moody's FSR of A3 with stable outlook.

5

POSITIONED FOR DURABLE PERFORMANCE ACROSS THE CYCLE

SIRIUS POINT

Q2 2026

HIGHLIGHTS

13.8%

Operating Return on Equity[1]

$0.67

Operating EPS[2]

- Targeted portfolio management and underwriting discipline drove a 91.4% Core Combined Ratio in Q2'26 and 90.1% for HY 26
- Strong Q2'26 Insurance & Services GWP growth of 15%, with continued discipline in Reinsurance as premiums declined 9%
- Q2'26 Operating ROE[1] of 13.8% and HY 26 Operating ROE[1] of 14.7%, positioning results at the upper end of 12-15% target range
- Core portfolio continues to outperform across the cycle target: HY 26 Core Operating ROE[3] of 16.2%
- Book Value Per Share (ex. AOCI) up 3% in the quarter and 8% YTD to $19.48
- Active capital management returns $295m[4] of capital to shareholders YTD, including $51m common share repurchased in Q2'26

Notes: [1] Operating Return on Equity represents a non-GAAP measure. See Appendixes B3 and B4 on slides 34 and 35 for a reconciliations to Return on Equity. [2] Operating Diluted Earnings Per Share is a non-GAAP measure. See Appendix B1 on slide 32 for a reconciliation to Diluted Earnings Per Share. [3] Core Operating Return on Equity is a non-GAAP measure. See Appendixes B5 on slide 36 for a reconciliation to Return on Equity. [4] Includes $200 million of preference shares redeemed.

6

$11.59 $12.41 $12.63 $12.91 $13.33 $13.74 $14.47 $14.25 $14.64 $15.15 $15.64 $16.47 $18.10 $18.98 $19.48 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 $87.3 $70.2 $84.5 $74.7 $36.6 $107.9 $57.8 $94.3 $43.5 $61.0 $78.1 $85.2 $85.8 $85.7 $79.4 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 7 TRACK RECORD OF ATTRACTIVE EARNINGS AND VALUE CREATION Notes: [1] Operating Net Income represents a non-GAAP measure. See Appendix B1 on slide 32 for a reconciliation to Net Income. [2] Operating Return on Equity represents a non-GAAP measure. See Appendix B4 on slide 35 for a reconciliation to Return on Equity. Operating Net Income1 Book Value Per Share (ex. AOCI) $ numbers in USD millions, except per share data +68% G rowth Long-Term Value Framework 12.8% 14.6% 16.2% 14.7% Operating Return on Equity FY 23 FY 24 FY 25 HY 26 Target niche and growing markets Act nimbly, actively manage diversified portfolio Optimize capital to target a 12-15% ROE across the cycle 2

8 INSURANCE GROWTH WHILE RETAINING UNDERWRITING DISCIPLINE Core Combined Ratio (ex. LPT Benefit2)Trailing Last Twelve Months Premium Growth1 91.7% 93.8% 91.7% 92.5% 87.0% 83.7% 84.7% 89.6% 89.1% 91.9% 88.1% 91.2%6.6% 10.9% 92.9% 93.8% 91.7% 93.5% 88.9% 90.3% 95.6% 89.5% 89.1% 92.9% 88.9% 91.4% Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Catastrophe Loss Ratio Combined Ratio (ex. Catastrophe Losses) 25% 16% 3% 13% 13% 14% 22% 15% 25% 26% 21% 21% 2% 10% 0% (4)% 0% 5% 8% 10% 6% 3% 0% (3)% Insurance & Services Reinsurance Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Notes: [1] Reflects Last Twelve Months Core continuing lines premium for 2023 and 2024 which excludes business exited in 2022 and 2023. [2] LPT benefit refers to reserve releases associated with the 2023 LPT and associated deferred gains.

9 CONSISTENT AND STRONG CORE BUSINESS Core Operating Return on Equity1 16.8% 10.6% 14.6% 12.6% 14.3% 18.0% 19.1% 18.7% 17.9% 14.3% Core Operating ROE Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Notes: [1] Core Operating Return on Equity and Operating Return on Equity are non-GAAP measures. See Appendix B3 and B5 on slides 34 and 36 for reconciliations to Return on Equity. – Core Operating ROE excludes the run off result from Operating ROE, to show the performance of the go-forward business – HY 26 Core Operating ROE1 of 16.2% delivering above 12-15% target range – Consistent performance of Core portfolio in all quarters since underwriting restructuring – Strong Core Operating ROE1, exceeding 12% for 9 out of the last 10 quarters – Diverse book has delivered strong ROE during quarters of high catastrophe and aviation losses Key Comments 18.2% 9.4% 15.0% 8.2% 13.8% 17.0% 17.9% 17.1% 15.3% 13.8% Target range: 12-15% across the cycle Operating ROE1 FY 25 17.3% FY 24 15.4% HY 26 16.2%

10 HIGHLY DIVERSIFIED CORE PORTFOLIO Notes: [1] Gross Written Premium on a Last Twelve Months basis. [2] Direct represents consolidated MGA premiums and premiums derived without a broker or MGA. 65% 35% 58%26% 8% 8% Distribution Channel Market Access 52% 24% 10% 14% Underwriting Hub Core Portfolio Premium Splits1 27% 21% 10% 8% 7% 6% 6% 6% 5% 4% Accident & Health General Liability Other Property Other Casualty Credit Surety Aviation Marine & Energy Gross Written Premium $3.8bn FinPro Property Cat Re 43% 28% 29% Reserve Duration Insurance & Services Reinsurance USA UK & Lloyd's Bermuda Europe & Other <2 Years 2-4 Years 4+ Years MGA Broker Direct2 Lloyd's

ACTIVE PORTFOLIO MANAGEMENT TO MAXIMIZE CORE RETURNS

SIRIUS POINT

Accident & Health


Europe & Other
UK & Lloyd's
GWP $1.0bn
USA

Trailing LTM Growth	Insurance & Services	Reinsurance
	↑↑	N/A

General Liability


Bermuda
UK & Lloyd's
GWP $789m
USA

Trailing LTM Growth	Insurance & Services	Reinsurance
	↑↑	↑↑

Other Property


Bermuda
Europe & Other
UK & Lloyd's
GWP $392m
USA

Trailing LTM Growth	Insurance & Services	Reinsurance
	↑↑	↑↑

FinPro


Europe & Other
USA
Bermuda
GWP $287m
UK & Lloyd's

Trailing LTM Growth	Insurance & Services	Reinsurance
	↑	↓↓

Other Casualty


UK & Lloyd's
Bermuda
GWP $245m
USA

Trailing LTM Growth	Insurance & Services	Reinsurance
	↓	↓↓

Credit


USA
Europe & Other
UK & Lloyd's
GWP $238m
Bermuda

Trailing LTM Growth	Insurance & Services	Reinsurance
	=	↑

Surety


USA
GWP $228m

Trailing LTM Growth	Insurance & Services	Reinsurance
	↑↑	N/A

Aviation


USA
UK & Lloyd's
GWP $227m
Europe & Other

Trailing LTM Growth	Insurance & Services	Reinsurance
	↓↓	↓↓

Marine & Energy


Europe & Other
USA
GWP $187m
Bermuda
UK & Lloyd's

Trailing LTM Growth	Insurance & Services	Reinsurance
	↑↑	↓

Property Cat Re


Bermuda
GWP $149m

Trailing LTM Growth	Insurance & Services	Reinsurance
	N/A	↓↓

Notes: GWP pie charts represent Last Twelve Months Gross Written Premium for Core segment by underwriting hub. FinPro contains Financial, Professional and Transactional Liability. Other Casualty contains Auto Liability, Environmental, Workers Compensation, Medical Malpractice and Other Casualty lines.

11

High Profitability, Low Volatility Combined Ratio Co m bi ne d Ra tio V ol at ili ty SiriusPoint (Current) SiriusPoint (2020-2022) Market Average 82.0% 84.0% 86.0% 88.0% 90.0% 92.0% 94.0% 96.0% 98.0% 100.0% 102.0% 104.0% 106.0% —% 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% 20.0% 2 Year Combined Ratio Volatility1 12 PROFITABLE AND LOW VOLATILITY UNDERWRITING PORTFOLIO Notes: [1] Combined ratio volatility is measured as the standard deviation in quarterly combined ratios for the last eight quarters (i.e. two years) as at Q1'26. Combined ratios are premium-weighted over the period. The SiriusPoint combined ratio is for Core segment and excludes benefits related to LPTs. LPT benefit refers to reserve releases associated with the 2023 LPT and associated deferred gains. Peers for Market Average include American Financial Group, AIG, Arch, AXIS, Chubb, Everest, Hamilton, James River, Markel, Pelagos, RenaissanceRe, RLI, Selective, Skyward Specialty, Travelers and W.R. Berkley. Outliers have been omitted from the quadrant. 2.6% 3.2% 5.1% 11.1% SiriusPoint US Specialty Peers US Large Multiline Bermuda-Domiciled Peers Key Comments – Favorable combined ratio and volatility versus market average – Volatility profile aligns with US Specialty peers – Rigorous and disciplined approach to portfolio and capital management enables low volatility, high Operating ROE outcomes across the cycle 2 Year Combined Ratio Volatility Quadrant1 High Profitability, High Volatility Low Profitability, High Volatility Low Profitability, Low Volatility

13 RIGOROUS APPROACH TO PARTNERING WITH MGAs Notes: [1] Refers to P&C MGA partners. Disciplined approach to MGA partner selection >90% new opportunities declined In-depth discovery period for potential partners 6-9 months typical time in discovery before onboarding onboarding onboarding long term THOROUGH ONBOARDING PROCESS ALIGNED INCENTIVE STRUCTURES LONG-TERM, STICKY PARTNERSHIPS Skin in the game drives alignment of interests >85% partners with profit sharing features1 Partners incentivized on underwriting not growth 0% partners with volume- based incentives Partnering with strategically aligned, long-term partners >90% programs renewed in the last year Seasoned and well-established MGA strategy 61% of premiums from partners with a 4+ year relationship Prudent approach to reserving and risk management for new programs 100% new programs reserved above pricing projections Scaling and growth for new partners managed tightly CONSERVATIVE INITIAL APPROACH 35% of partners were onboarded since 2024 who produce 13% of MGA premiums

OUR BEST IN CLASS CULTURE IS KEY TO OUR SUCCESS

SIRIUS POINT

Employee Net Promoter Score[1]

"Would you recommend working at SiriusPoint to a friend?"



Exceptional >30
Industry Benchmark +16[2]
-24
+13
+29
+40
2023
2024
2025
2026

Employee Engagement[3]



Industry Benchmark 78[4]
75
80
82
83
2023
2024
2025
2026

Category	Score	Change
Leadership[5]	89	+2
Alignment[5]	88	=
Collaboration[5]	84	-1
Development[5]	84	+1
Recognition[5]	84	+1
Pride[5]	81	+2

Key Comments

- Third consecutive year of double-digit improvement in Employee Net Promoter Score
  - Result firmly above exceptional benchmark and represent best in class levels
- Employee engagement rises for the third consecutive year
- Top quartile scores on leadership, alignment, collaboration, development, recognition & pride

Notes: [1] The Net Promoter Score is scored -100 to 100, and based on the question "Would you recommend working at SiriusPoint to a friend?". Average scores of above 0 are considered 'good', scores between 20-30 are considered 'very good', with scores of 30 and above being 'exceptional'. [2] Benchmark of +16 represents benchmark for the Insurance industry scored -100 to 100. [3] Employee engagement and categories are scored 0 to 100. Average scores of 70 and above are considered a positive result, in line with the &Frankly external benchmark which is the average results of other organizations utilizing the &Frankly engagement survey (approximately 600 companies). [4] Benchmark of 78 represents benchmark for the Insurance industry out of 100. [5] Variances represent year over year change in metrics.

14

15 SIRIUSPOINT FORWARD OUTLOOK Seasoned management team with demonstrated track record of execution Low volatility underwriter with track record of delivering or exceeding our profitability targets Undervalued balance sheet with demonstrated significant upside from MGA portfolio Agile capital allocator with proven ability to move and optimize capital Disciplined profitable growth with untapped opportunities and a strong track record Attractive markets targeting underserved and defensible niches Our delivery targets a 12-15% return on equity across the cycle Strong underwriting culture with compensation aligned to shareholder value creation

Second Quarter and Half Year Results Update

Q2 2026 FINANCIAL RESULTS

SIRIUS POINT

Financial Highlights		
$ numbers in USD millions	Q2'25	Q2'26
Gross Written Premium	$930	**$982**
Net Written Premium	$700	**$710**
COR (%)	89.5%	**91.4%**
UW Income	$68	**$55**
Net Services Fee Income	$9	**$10**
Total Investment Result[2]	$69	**$73**
Operating Net Income[3]	$78	**$79**
Operating Earnings Per Share[3]	$0.66	**$0.67**
	Q1'26	Q2'26
Common Shareholders' Equity[4]	$2,302	**$2,276**
Diluted Book Value Per Share (ex. AOCI)	$18.98	**$19.48**

CORE BUSINESS (Gross Written Premium through Net Services Fee Income)

Key Comments

- GWP[1] up 6%, with NWP[1] increasing by 1% and NEP[1] down 1%
- COR of 91.4%[1] and UW income of $55m
- Diluted EPS of $0.58, or $0.67 on an operating basis[3]
- Total net services fee income[1] of $10m, up 41% YoY for go-forward MGAs
- Strong investment result with NII of $66m
- Other notable pre-tax items impacting Q2'26 net income:
  - $19m interest expense of which $5m[5] relates to LPTs
  - $8m net investment gain linked to a disposal associated with ongoing portfolio optimization
- $0.50 increase in diluted book value per share (ex. AOCI)

Notes: [1] Reflects Core segment. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains (losses) from related party investment funds and net investment income. [3] Operating Net Income and Operating Diluted Earnings Per Share represent non-GAAP measures. See Appendix B1 on slide 32 for reconciliations to Net Income. [4] Common shareholders' equity attributable to SiriusPoint common shareholders at end of period. [5] Excluded from Operating Net Income.

17

HY 2026 FINANCIAL RESULTS

Financial Highlights *$ numbers in USD millions*	HY 25	HY 26
Gross Written Premium	$1,920	**$1,985**
Net Written Premium	$1,452	**$1,406**
COR (%)	92.4%	**90.1%**
UW Income	$96	**$126**
Net Services Fee Income	$28	**$18**
Total Investment Result[2]	$140	**$151**
Operating Net Income[3]	$139	**$165**
Operating Earnings Per Share[3]	$1.17	**$1.37**
	FY 25	HY 26
Common Shareholders' Equity[4]	$2,270	**$2,276**
Diluted Book Value Per Share (ex. AOCI)	$18.10	**$19.48**

CORE BUSINESS (Gross Written Premium through Net Services Fee Income)

Key Comments

- GWP[1] up 3%, with NWP[1] decreasing by 3% (driven by one-off items including pre-announced aggregate cover) and NEP[1] flat
- UW Income[1] up 31%
- Diluted EPS of $1.40, or $1.37 on an operating basis (up 17% YoY)
- Total net services fee income[1] of $18m, up 37%YoY for go-forward MGAs
- Strong investment result of $151m
  - NII of $132m in line with expectations
- Other notable pre-tax items impacting HY 26 net income:
  - $36m interest expense of which $11m[5] relates to LPTs
- Common shareholders' equity[4] of $2.3bn
- $1.38 increase in diluted book value per share (ex. AOCI)

Notes: [1] Reflects Core segment. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains (losses) from related party investment funds and net investment income. [3] Operating Net Income and Operating Diluted Earnings Per Share represent non-GAAP measures. See Appendix B4 on slide 35 for reconciliations to Net Income. [4] Common shareholders' equity attributable to SiriusPoint common shareholders at end of period. [5] Excluded from Operating Net Income.

18

SEGMENT RESULTS

SiRIUS POINT

$ numbers in USD millions

Insurances & Services Segment


Gross Written Premium
+15%
$560
$645
+11%
$1,196
$1,329
Q2'25
Q2'26
HY 25
HY 26


Combined Ratio
89.3%
6.1%
26.5%
56.7%
90.7%
6.7%
27.3%
56.7%
91.6%
5.9%
26.3%
59.4%
91.4%
6.8%
27.9%
56.7%
Q2'25
Q2'26
HY 25
HY 26
OUE Ratio
Loss Ratio
Acq. Cost Ratio

- **Premium**
  Gross written premium increased 15% for the quarter, driven by growth in General Liability, Environmental and Other Property
  Earned premium growing at slower pace than written due to shift in business mix
- **Loss Performance**
  Q2'26 loss ratio flat with higher attritional losses (driven by business mix change) offset by higher favorable PYD
  HY 26 loss ratio decreased 2.7 ppts driven by higher favorable PYD
- **Underwriting Result**
  Combined ratio increased by 1.4 ppts in Q2'26, and down 0.2 ppts at HY 26
  Profit commission on older accident years drove a 1.6 ppt improvement in favorable PYD and 0.8 ppt increase in acquisition costs in Q2'26
  OUE increased by 0.6 ppts, driven by slower earned premium recognition

Reinsurance Segment


Gross Written Premium
(9)%
$370
$337
(9)%
$725
$656
Q2'25
Q2'26
HY 25
HY 26


Combined Ratio
89.8%
7.7%
25.5%
56.6%
92.3%
8.4%
29.4%
54.5%
93.5%
7.1%
24.3%
62.1%
88.3%
8.0%
27.1%
53.2%
Q2'25
Q2'26
HY 25
HY 26
OUE Ratio
Loss Ratio
Acq. Cost Ratio

- **Premium**
  Gross written premium decreased 9% for the quarter, driven Property Catastrophe, General Liability and Aviation, offset by growth in Other Property and Credit
- **Loss Performance**
  Q2'26 loss ratio improved by 2.1 ppts, driven by lower attritional losses
  HY 26 loss ratio improved by 8.9 ppts, driven by lower catastrophe losses
- **Underwriting Result**
  Combined ratio increased by 2.5 ppts in the quarter, and decreased by 5.2 ppts for HY 26
  Q2'26 loss ratio improvement offset by a 3.9 ppt increase in the acquisition cost ratio driven by profit commissions and business mix changes
  0.7 ppt increase in the OUE ratio driven by lower earned premiums as we maintain underwriting discipline

19

20 RESERVING PRUDENCE DEMONSTRATED BY PYD TRACK RECORD Notes: [1] Reflects consolidated results. [2] Q1'23 favorable prior year development excludes the one-off $102m benefit from the 2023 loss portfolio transfer. Favorable Prior Year Development1,2 $4.1 $3.8 $33.0 $24.7 $11.1 $38.9 $1.1 $30.6 $37.3 $34.2 $8.7 $8.9 $22.0 $17.9 $15.0 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 1.2% 2.9% 2.2% 0.9% 4.5% 3.3% 2.2% 0.9% LPT Benefit as % of Opening Net Reserves Reserve Releases as % of Opening Net Reserves (ex. LPT) FY 23 FY 24 FY 25 HY 26 Reserve Releases as % of Opening Net Reserves1 $ numbers in USD millions – Twenty-one consecutive quarters of favorable prior year development – Full quarterly reserve review completed by actuarial team – New business booked with reserve load in excess of pricing indications – LPTs continue to benefit from high levels of coverage in excess of reserves Key Comments $203 $310 $173 $244 $291 $211 LPT Limit Remaining in Excess of Reserves Reserves covered by LPT at 6/30/26 Compre LPT (Signed 2021) Compre LPT (Signed 2023) Enstar LPT (Signed 2024) Loss Portfolio Transfers LPT Buffer (as % of reserves) 120% 94% 122%

$139 $132$140 $151 HY 25 HY 26 16% 40% 28% 14% 1% HIGH QUALITY INVESTMENT PORTFOLIO 21 $ numbers in USD millions Key Comments Notes: [1] Third Point Enhanced Fund. [2] Other includes Strategic Investments, TP Ventures and Legacy & Other Alts. [3] Excludes short-term investments. Investment Result – Q2'26 Net Investment Income of $66m in line with expectations – No defaults across fixed income portfolio during the quarter – Limited exposure to private credit, with a focus on senior secured first-lien (~1% of portfolio) Credit Quality3Investment Balances by Asset Class 36% 20% 14% 12% 8% 5% 4% AAA AA A BBB Not Rated / Below IG STI Corporate Other2 Fixed Income Duration3 Avg. Credit Quality 3.1 years AA- Reinvestment Rate >4.5% Investment Result $151m MBS Government Cash ABS CLO TPE1 Q2'26 $6.3bn Net Investment Income Total Investment Result

STRONG FINANCIAL STRENGTH AND CAPITAL POSITION

$ numbers in USD millions

BSCR Ratio Walk[1]



242%
2%
(1)%
(4)%
239%
(20)%
219%
Q1'26
Capital Generated
Capital Consumed
Capital Returned
Q2'26E
Stress Test Scenario
Post-event Q2'26E

Stress-Test Scenario	1-in-250 year event (on a per occurrence basis net of recoveries, reinstatements and after tax)	**Modeled Cost:** $229m

Financial Strength Ratings (FSR)

AM Best		S&P Global Ratings	
A (STABLE)	RATING **UPGRADED** 4/16/26	A (STABLE)	RATING **UPGRADED** 4/21/26
FitchRatings		**MOODY'S**	
A (STABLE)	RATING **UPGRADED** 2/25/26	A3 (STABLE)	REVIEWED 3/12/26

$2.3bn
Equity Capital

$0.7bn
Debt Capital

$3.0bn
GAAP Capital

Key Comments

- BSCR ratio optimized to maximize shareholder value whilst retaining prudence to withstand extreme 1-in-250 year stress-test scenarios
- Operating the business against 'AAA' rating requirement per S&P model
- Capital mix remains high quality and highly diversified

Notes: [1] SiriusPoint Group BSCR ratio calculated as available economic capital and surplus divided by the Bermuda solvency capital requirement as of March 31, 2026 and June 30, 2026, respectively. BSCR ratio is an estimate.

22

LEVERAGE DECREASED WHILE LIQUIDITY HAS INCREASED

$ numbers in USD millions

Leverage[1]



Debt / Capital
Debt + Preferred / Capital
34.2%
27.2%
29.7%
23.8%
32.5%
24.8%
28.1%
21.8%
22.9%
FY 22
FY 23
FY 24
FY 25
Q2'26

Liquidity



Available dividend capacity from subsidiaries and HoldCo Investments[2]
Revolving Credit Facility undrawn capacity
$682
$662
$671
$1,112
$1,061
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26

Key Comments

- Robust capital and liquidity position:
  - Leverage ratio[1] of 22.9%, down versus FY 25 due to preference share redemption in Q1'26 and continued strong earnings
  - Liquidity continues to be at healthy levels following sale of Arcadian, higher subsidiary dividend capacity at start of year, and portfolio repositioning
- Balance sheet continues to be undervalued, with consolidated MGAs held at book value of c.$110m producing approximately $35-40m of net services fee income in 2026
- LPTs continue to have >95% of the combined limit remaining

Notes: [1] Debt / Capital Ratio calculated as debt divided by total capital. Debt + Preferred / Capital calculated as debt plus preference shares divided by total capital. Total capital represents the sum of shareholders' equity and debt. [2] HoldCo Investments comprised of investment assets, cash and cash equivalents.

23

Appendix A: Supplementary Slides

APPENDIX A1

PLATFORM RESHAPING ENABLING PROFITABLE GROWTH

SIRIUS POINT

2022-2023: Turnaround

- ✓ Exited non-core International Property Reinsurance, Cyber & Workers' Compensation
- ✓ De-risked investment portfolio
- ✓ Underwriter compensation structure aligned to shareholder interests
- ✓ Implemented >$50m of run-rate cost savings
- ✓ Significant improvement on employee engagement metrics

132%
Cumulative TSR to date[1]

2024: Major Reshaping

- ✓ LPTs covering $2.1bn of reserves from exited business, with >95% limit remaining
- ✓ Completed external validation of reserving prudence - 15 consecutive quarters of favorable PYD at FY 24
- ✓ Settled Merger Instruments eliminating dilution and removing volatility
- ✓ Unlocked and recognized $100m off-Balance Sheet MGA value during 2024
- ✓ Capital structure simplified through share buyback and debt actions

228%
Cumulative TSR to date[1]

$1.0bn
Capital returned to shareholders

2025 Onwards: Profitable Growth

- ✓ Outperformed across the cycle Operating ROE target of 12-15% in FY 25 and HY 26
- ✓ Fifteen consecutive quarters of UW profit
- ✓ Track record of strong growth in Insurance & Services, discipline in Reinsurance
- ✓ FY 25 attritional combined ratio[2] of 91.6% down from 93.1% in FY 24 and 95.8% in FY 23
- ✓ Stable combined ratio performance vs peers[3]; growth in A&H and Surety
- ✓ Realized $189m off-Balance Sheet MGA value
- ✓ Robust balance sheet: BSCR ratio improved to 239% and leverage ratio reduced to historic low

426%
Cumulative TSR to date[1]

$295m
Capital returned to shareholders

Notes: [1] Total Shareholder Return (TSR) calculated from September 21, 2022, when the management changes occurred. 2025 Onwards figure calculated through July 28, 2026. [2] For Core business. [3] As demonstrated on slide 12 based on the last eight quarters (i.e., two years) as at Q1'26.

25

APPENDIX A2

GLOBAL ACCIDENT & HEALTH

Accident & Health Portfolio Overview


SiriusPoint GWP
Accident & Health GWP
73%
27%
LTM GWP $3.8bn
4%
7%
8%
12%
24%
45%
LTM GWP $1.0bn
IMG
Health/Medical
Life
Personal Accident
Supplemental Health
Other Travel

- 20+ year track record of consistent profitability
- Low capital intensity underwriting and capital-light fee income
- Less correlated to wider P&C pricing cycles
- Stable book is a "volatility shock absorber" to wider portfolio

Investing in IMG's Distribution and Services

IMG + assist america + World Nomads

- IMG is a 100%-owned A&H MGA that is a core part of the business for both underwriting and fee income
- IMG's announced acquisitions integrate complementary businesses to form a unified platform
  - Expands global footprint
  - Strengthens capabilities
  - Drives operational efficiency
- Undervalued on the Balance Sheet ($108m at Q2'26) with $35-40m of expected fee income in 2026

$35-40m	$108m
2026e Net Service Fee Income	Q2'26 Consolidated IMG Book Value

26

$262m $204m $105m $102m $63m Held Value <$5m Held Value $5-$10m Held Value $10-$20m Held Value >$20m Q4'22 Q4'23 Q4'24 Q4'25 Q2'26 27 STRATEGIC MGA INVESTMENTS Non-Consolidated MGA Investments $ numbers in USD millions Core (Go-Forward MGAs) Q2'26 Change HY 26 Change Service Revenue $59 16% $113 21% Net Services Fee Income $10 41% $18 37% Service Margin 16.3% +2.8 ppts 15.4% +1.8 ppts APPENDIX A3 Consolidated MGA Investments 100%-owned A&H 75%-owned Specialty

30% 28% 26% 24% 19% 17% 16% 14% 13% 12% 12% 28 RUN OFF (NON-CORE) PORTFOLIO Notes: [1] Figure includes the reserves added to the segment in 2023. Key Comments – No additions to the run off (Non-Core) book since 2023 underwriting portfolio restructuring – $440m remaining net reserves as at Q2'26 (down from $1.0bn at Q4'231) – Expect to be c.90% reported by mid-2027 – Run off portfolio continues to decrease as a percentage of total net reserves, reduced to 12% at Q2'26 $1,008 $942 $885 $854 $638 $574 $556 $528 $477 $460 $440 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Run off (Non-Core) Portfolio Reserves $11 $(10) $1 $(4) $(7) $(7) $(10) $(19) $(4) Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Run off (Non-Core) Underwriting Performance $ numbers in USD millions % of Total Reserves $(53) $(33) 2024 LPT Transaction APPENDIX A4

11.7% 7.9% 6.4% 4.5% 4.3% 4.1% 3.5% 3.2% 2.7% 2.6% 1.9% 1.4% 0.6% 0.5% Company A Company G Company H Company F Company I Company E Company C Company B Company D Company M Company K Company L SiriusPoint Company J 22.5% 8.4% 8.4% 6.3% 5.5% 5.3% 3.9% 3.5% 2.9% 2.8% 2.7% 1.8% 1.2% 0.7% Company A Company B Company G Company F Company E Company C Company I Company H SiriusPoint Company D Company K Company M Company L Company J 22.5% 8.0% 7.3% 6.5% 6.3% 5.5% 5.0% 5.0% 4.3% 2.6% 2.5% 2.5% 1.7% 0.8% Company A Company G Company E Company H Company B Company F Company I Company C Company D Company K Company M SiriusPoint Company L Company K 25.3% 16.3% 9.0% 7.8% 7.8% 6.0% 5.9% 5.5% 5.0% 4.3% 2.2% 1.6% 1.1% 0.6% Company A Company B Company C Company D Company E SiriusPoint Company F Company G Company I Company H Company K Company M Company L Company J 29 DELIBERATE ACTIONS HAVE REDUCED CATASTROPHE VOLATILITY FY 21 Catastrophe Loss Ratio FY 23 Catastrophe Loss Ratio FY 24 Notes: Peer companies include American Financial Group, AIG, Arch, AXIS, Chubb, Everest, Hamilton, Markel, Pelagos, Selective, Skyward Specialty, Travelers and W.R. Berkley. 33.6% 18.8% 15.1% 10.9% 9.5% 8.3% 7.1% 6.0% 5.4% 5.4% 3.0% 2.5% 2.4% 1.8% Company A SiriusPoint Company B Company C Company D Company E Company F Company G Company H Company I Company J Company K Company L Company M FY 25 Catastrophe Loss RatioCatastrophe Loss Ratio FY 22 Catastrophe Loss Ratio 12.7% 7.2% 6.2% 4.5% 4.4% 3.6% 3.2% 3.0% 2.4% 2.2% 1.8% 1.8% 0.8% 0.0% Company A Company H Company I Company G Company F Company D Company E Company J Company L Company N Company M Company K SiriusPoint Company B Q1'26 Catastrophe Loss Ratio Earnings Release Pending APPENDIX A5

APPENDIX A5

ABBREVIATION GLOSSARY

Abbreviation	Definition
A&H	Accident & Health
ABS	Asset Backed Security
Acq	Acquisition
AOCI	Accumulated Other Comprehensive Income
BVPS	Book Value Per Share
BSCR	Bermuda Solvency Capital Ratio
CLO	Collateralized Loan Obligation
COR	Combined Ratio
EBITDA	Earnings Before Interest, Taxes, Depreciation, and Amortization
EPS	Earnings Per Share
FinPro	Financial & Professional Lines
FSR	Financial Strength Rating
FY	Full Year
GAAP	Generally Accepted Accounting Principles
GWP	Gross Written Premium
HoldCo	Holding Company
IG	Investment Grade
IMG	International Medical Group

Abbreviation	Definition
LPT	Loss Portfolio Transfer
MBS	Mortgage Backed Security
MGA	Managing General Agent
NEP	Net Earned Premium
NII	Net Investment Income
NWP	Net Written Premium
OUE	Other Underwriting Expense
P&C	Property & Casualty
PPT	Point
Pref	Series B Preference Shares
PYD	Prior Year Development
ROE	Return on Equity
STI	Short-term Investment
TPE	Third Point Enhanced Fund
TSR	Total Shareholder Return
UW	Underwriting
XL	Excess of Loss
YoY	Year over Year

30

Appendix B: Non-GAAP Reconciliations

APPENDIX B1

RECONCILIATION OF QUARTERLY OPERATING NET INCOME

	Q2'26	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24	Q4'23	Q3'23	Q2'23	Q1'23	Q4'22
Net income (loss) available to SiriusPoint common shareholders	$ 68.6	$ 99.6	$ 240.0	$ 86.8	$ 59.2	$ 57.6	$ (21.3)	$ 4.5	$ 109.9	$ 90.8	$ 93.5	$ 57.5	$ 55.9	$ 131.9	$ (26.6)
Non-recurring adjustments:															
Gains on sale or deconsolidation of consolidated MGAs	—	(25.2)	(222.4)	—	—	—	—	—	(96.0)	—	—	—	—	—	—
(Gains) losses on strategic and other investments	6.2	1.8	6.0	(1.1)	—	0.5	34.3	3.4	52.9	(0.1)	15.4	17.2	3.7	3.9	25.7
MGA & strategic investment rationalization	6.2	(23.4)	(216.4)	(1.1)	—	0.5	34.3	3.4	(43.1)	(0.1)	15.4	17.2	3.7	3.9	25.7
(Income) loss on settlement and change in fair value of liability-classified capital instruments (CMIG merger instruments)	—	—	—	—	—	—	25.9	117.3	(10.6)	15.9	15.0	0.3	19.1	25.0	11.5
COVID-19 favorable reserve development[1]		—	—	—	—	—	—	(19.9)	—	—	—	—	—	—	—
CMIG instruments & transactions	—	—	—	—	—	—	25.9	97.4	(10.6)	15.9	15.0	0.3	19.1	25.0	11.5
(Income) expense related to loss portfolio transfers	5.2	5.6	7.2	7.7	6.6	5.9	28.9	1.9	5.8	8.0	2.1	4.5	(6.6)	(101.6)	—
Bermuda corporate income tax enactment	—	—	(13.0)	—	—	—	—	—	—	—	(100.8)	—	—	—	—
Restructuring costs	—	—	—	—	—	—	$ —	—	—	—	—	—	—	—	30.0
Foreign exchange (gains) losses	(1.8)	1.3	8.3	2.4	16.7	(2.2)	(12.9)	3.0	3.6	(3.7)	19.2	(1.8)	17.4	0.1	61.5
Other non-recurring items	3.7	5.3	6.5	(11.0)	—	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit on adjustments[2]	(2.5)	(2.7)	53.2	0.4	(4.4)	(0.8)	(11.4)	(15.9)	(7.8)	(3.0)	(7.8)	(3.0)	(5.0)	10.9	(14.8)
Operating net income available to SiriusPoint common shareholders	**$ 79.4**	**$ 85.7**	**$ 85.8**	**$ 85.2**	**$ 78.1**	**$ 61.0**	**$ 43.5**	**$ 94.3**	**$ 57.8**	**$ 107.9**	**$ 36.6**	**$ 74.7**	**$ 84.5**	**$ 70.2**	**$ 87.3**
Operating net income per diluted common share	***$ 0.67***	***$ 0.70***	***$ 0.70***	***$ 0.72***	***$ 0.66***	***$ 0.52***	***$ 0.27***	***$ 0.53***	***$ 0.30***	***$ 0.58***	***$ 0.20***	***$ 0.41***	***$ 0.47***	***$ 0.40***	***$ 0.54***

Notes: Metric referenced on slides 6, 7 and 17. [1] This development, primarily related to business written by legacy Third Point Reinsurance Ltd., is the result of the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024. [2] An effective tax rate of 15% for 2022 to 2024 and 19% for 2025 and onwards is applied to the adjustments to calculate the income tax (expense) benefit, where applicable. Periods may have a different effective tax rate based on the jurisdiction of specific transactions.

32

33 RECONCILIATION OF QUARTERLY CORE OPERATING NET INCOME Q2'26 Q1'26 Q4'25 Q3'25 Q2'25 Q1'25 Q4'24 Q3'24 Q2'24 Q1'24 Operating net income available to SiriusPoint common shareholders $ 79.4 $ 85.7 $ 85.8 $ 85.2 $ 78.1 $ 61.0 $ 43.5 $ 94.3 $ 57.8 $ 107.9 Run off (non-core) underwriting results $ 4.0 $ 18.8 $ 10.3 $ 6.6 $ 7.1 $ 4.4 $ 52.6 $ (1.0) $ 9.6 $ (10.7) Adjustment for previously excluded amounts relating to run off — — — 0.6 (1.3) (1.3) (25.3) (1.6) (0.8) 0.7 Run off tax impact1 (0.8) (3.6) (2.0) (1.4) (1.1) (0.6) (4.1) 0.4 (1.3) 1.5 Core Operating net income available to SiriusPoint common shareholders $ 82.6 $ 100.9 $ 94.1 $ 91.0 $ 82.8 $ 63.5 $ 66.7 $ 92.1 $ 65.3 $ 99.4 Core Operating net income per diluted common share $ 0.69 $ 0.82 $ 0.76 $ 0.78 $ 0.70 $ 0.54 $ 0.42 $ 0.51 $ 0.34 $ 0.53 Notes: [1] An effective tax rate of 15% for 2022 to 2024 and 19% for 2025 and onwards is applied to the adjustments to calculate the income tax (expense) benefit, where applicable. Periods may have a different effective tax rate based on the jurisdiction of specific transactions. APPENDIX B2

APPENDIX B3

RECONCILIATION OF QUARTERLY OPERATING RETURN ON EQUITY AND CORE OPERATING RETURN ON EQUITY

	Q2'26	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24
Operating net income	$ 79.4	$ 85.7	$ 85.8	$ 85.2	$ 78.1	$ 61.0	$ 43.5	$ 94.3	$ 57.8	$ 107.9
Common shareholders' equity attributable to SiriusPoint common shareholders - beginning of period	2,302.4	2,269.8	2,009.9	1,905.7	1,825.2	1,737.4	2,494.9	2,504.1	2,402.6	2,313.9
Less: Accumulated other comprehensive income (loss), net of tax - beginning of period	6.3	61.9	52.3	46.5	26.4	(4.1)	81.5	(28.0)	(17.4)	3.1
Common shareholders' equity attributable to SiriusPoint common shareholders ex. AOCI - beginning of period	2,296.1	2,207.9	1,957.6	1,859.2	1,798.8	1,741.5	2,413.4	2,532.1	2,420.0	2,310.8
Common shareholders' equity attributable to SiriusPoint common shareholders - end of period	2,275.9	2,302.4	2,269.8	2,009.9	1,905.7	1,825.2	1,737.4	2,494.9	2,504.1	2,402.6
Adjustments to net income to arrive at Operating net income	10.8	(13.9)	(154.2)	(1.6)	18.9	3.4	64.8	89.8	(52.1)	17.1
Less: Accumulated other comprehensive income (loss), net of tax - end of period	(21.3)	6.3	61.9	52.3	46.5	26.4	(4.1)	81.5	(28.0)	(17.4)
Common shareholders' equity attributable to SiriusPoint common shareholders ex. AOCI - end of period	2,308.0	2,282.2	2,053.7	1,956.0	1,878.1	1,802.2	1,806.3	2,503.2	2,480.0	2,437.1
Average common shareholders' equity attributable to SiriusPoint common shareholders ex. AOCI	2,302.0	2,245.1	2,005.6	1,907.6	1,838.4	1,771.9	2,109.8	2,517.7	2,450.0	2,373.9
Annualized Operating ROE	13.8 %	15.3 %	17.1 %	17.9 %	17.0 %	13.8 %	8.2 %	15.0 %	9.4 %	18.2 %

	Q2'26	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24
Core Operating net income	$ 82.6	$ 100.9	$ 94.1	$ 91.0	$ 82.8	$ 63.5	$ 66.7	$ 92.1	$ 65.3	$ 99.4
Common shareholders' equity attributable to SiriusPoint common shareholders - beginning of period	2,302.4	2,269.8	2,009.9	1,905.7	1,825.2	1,737.4	2,494.9	2,504.1	2,402.6	2,313.9
Less: Accumulated other comprehensive income (loss), net of tax - beginning of period	6.3	61.9	52.3	46.5	26.4	(4.1)	81.5	(28.0)	(17.4)	3.1
Common shareholders' equity attributable to SiriusPoint common shareholders ex. AOCI - beginning of period	2,296.1	2,207.9	1,957.6	1,859.2	1,798.8	1,741.5	2,413.4	2,532.1	2,420.0	2,310.8
Common shareholders' equity attributable to SiriusPoint common shareholders - end of period	2,275.9	2,302.4	2,469.8	2,209.9	2,105.7	2,025.2	1,937.4	2,694.9	2,704.1	2,602.6
Adjustments to net income to arrive at Core Operating net income	14.0	1.3	(145.9)	4.2	23.6	5.9	88.0	87.6	(44.6)	8.6
Less: Accumulated other comprehensive income (loss), net of tax - end of period	(21.3)	6.3	61.9	52.3	46.5	26.4	(4.1)	81.5	(28.0)	(17.4)
Common shareholders' equity attributable to SiriusPoint common shareholders ex. AOCI - end of period	2,311.2	2,297.4	2,262.0	2,161.8	2,082.8	2,004.7	2,029.5	2,701.0	2,687.5	2,628.6
Average common shareholders' equity attributable to SiriusPoint common shareholders ex. AOCI	2,303.7	2,252.7	2,109.8	2,010.5	1,940.8	1,873.1	2,221.5	2,616.6	2,553.8	2,469.7
Annualized Core Operating ROE	14.3 %	17.9 %	18.7 %	19.1 %	18.0 %	14.3 %	12.6 %	14.6 %	10.6 %	16.8 %

Notes: Metric(s) referenced on slides 6 and 9. [1] This development, primarily related to business written by legacy Third Point Reinsurance Ltd., is the result of the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024. [2] For the three months ended June 30, 2026 and 2025, an effective tax rate of 19%, respectively, is applied to the adjustments to calculate the income tax expense. Adjustments may have a different effective tax rate based on the jurisdiction of specific transactions.

34

APPENDIX B4

RECONCILIATION OF OPERATING RETURN ON EQUITY

		HY 26		HY 25
Net income available to SiriusPoint common shareholders		$ 168.2		$ 116.8
Non-recurring adjustments:				
Gains on sale or deconsolidation of consolidated MGAs	(25.2)		—	
(Gains) losses on strategic and other investments	8.0		0.5	
MGA & strategic investment rationalization		(17.2)		0.5
Losses on settlement and change in fair value of liability-classified capital instruments (CMIG Merger Instruments)	—		—	
COVID-19 favorable reserve development[1]	—		—	
CMIG instruments & transactions		—		—
(Income) expense related to loss portfolio transfers		10.8		12.5
Foreign exchange (gains) losses		(0.5)		14.5
Other non-recurring items		9.0		—
Income tax expense on adjustments [2]		(5.2)		(5.2)
Operating net income available to SiriusPoint common shareholders		**$ 165.1**		**$ 139.1**
Operating net income per diluted common share		***$ 1.37***		***$ 1.17***
Common shareholders' equity attributable to SiriusPoint common shareholders - beginning of period		$ 2,269.8		$ 1,737.4
Less: Accumulated other comprehensive (income) loss, net of tax		(61.9)		4.1
Common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI - beginning of period		2,207.9		1,741.5
Common shareholders' equity attributable to SiriusPoint common shareholders - end of period		2,275.9		1,905.7
Impact of adjustments from above		(3.1)		22.3
Less: Accumulated other comprehensive (income) loss, net of tax		21.3		(46.5)
Common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI - end of period		2,294.1		1,881.5
Average common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI		**$ 2,251.0**		**$ 1,811.5**
Annualized return on average common shareholders' equity attributable to SiriusPoint common shareholders		14.8 %		12.8 %
Annualized Operating return on average common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI		**14.7 %**		**15.4 %**

Notes: Metric referenced on slides 6, 7 and 18. [1] This development, primarily related to business written by legacy Third Point Reinsurance Ltd., is the result of the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024. [2] For the six months ended June 30, 2026 and 2025, an effective tax rate of 19%, respectively, is applied to the adjustments to calculate the income tax expense. Adjustments may have a different effective tax rate based on the jurisdiction of specific transactions.

35

APPENDIX B5

RECONCILIATION OF CORE OPERATING RETURN ON EQUITY

SIRIUS POINT

	HY 26	HY 25	FY 25	FY 24
Operating net income available to SiriusPoint common shareholders	$ 165.1	$ 139.1	$ 310.0	$ 303.5
Run off (non-core) underwriting results	22.8	11.5	28.4	50.5
Adjustment for previously excluded amounts relating to run off	—	—	(2.0)	(27.0)
Run off tax impact	(4.4)	(2.2)	(5.0)	(3.5)
Core Operating net income available to SiriusPoint common shareholders	**$ 183.5**	**$ 148.4**	**$ 331.4**	**$ 323.5**
Core Operating net income per diluted common share	***$ 1.52***	***$ 1.25***		
Common shareholders' equity attributable to SiriusPoint common shareholders - beginning of period	$ 2,269.8	$ 1,737.4	$ 1,737.4	$ 2,313.9
Less: Accumulated other comprehensive (income) loss, net of tax	(61.9)	4.1	4.1	(3.1)
Common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI - beginning of period	2,207.9	1,741.5	1,741.5	2,310.8
Common shareholders' equity attributable to SiriusPoint common shareholders - end of period	2,275.9	1,905.7	2,269.8	1,737.4
Adjustments to Net income to arrive at Core Operating net income	15.3	31.6	(112.2)	139.6
Less: Accumulated other comprehensive (income) loss, net of tax	21.3	(46.5)	(61.9)	4.1
Common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI - end of period	2,312.5	1,890.8	2,095.7	1,881.1
Average common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI	**$ 2,260.2**	**$ 1,816.2**	**$ 1,918.6**	**$ 2,096.0**
Annualized Operating return on average common shareholders' equity attributable to SiriusPoint common shareholders	14.7 %	15.4 %	16.2 %	14.6 %
Annualized Core Operating return on average common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI	**16.2 %**	**16.3 %**	**17.3 %**	**15.4 %**

Notes: Metric referenced on slide 6 and 9. [1] This development, primarily related to business written by legacy Third Point Reinsurance Ltd., is the result of the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024. [2] For the six months ended June 30, 2026 and 2025, an effective tax rate of 19%, respectively, is applied to the adjustments to calculate the income tax expense. Adjustments may have a different effective tax rate based on the jurisdiction of specific transactions.

36

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